(ICON)
Prudential
Mortgage
Income
Fund, Inc.

(Formerly Prudential
GNMA Fund)

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

Prudential Mortgage Income Fund, Inc.

Performance At A Glance.

Bonds produced healthy returns in 1995. A decelerating economy and falling interest rates boosted most bond prices. Mortgage backed securities slightly trailed other types of bonds because skittish investors remembered the last time interest rates fell so sharply (1993) and the rapid repayments of mortgages that followed. Your Prudential Mortgage Income Fund produced positive returns in 1995, but finished the year behind the average U.S. mortgage fund.

Cumulative Total Returns1                                    As of 12/31/95
                                 One      Five       Ten        Since
                                 Year     Years     Years     Inception2
Class A                          15.5%    42.3%       N/A        55.6%
Class B                          14.8     38.1       97.5%      229.0
Class C                          14.8      N/A        N/A        13.3
Lipper U.S. Mortgage Fund Avg3   16.2     44.4      118.2       274.7

Average Annual Total Returns1                                As of 12/31/95
                                 One      Five       Ten        Since
                                 Year     Years     Years     Inception2
Class A                          10.9%     6.5%      N/A          7.0%
Class B                           9.8      6.5       7.1%         9.0
Class C                          13.8      N/A       N/A          9.2

                                      Total Dividends        30-Day
                                      Paid for 12 Mos.      SEC Yield
Dividends
& Yields             Class A               $0.96               4.5%
As of                Class B               $0.87               4.1
12/31/95             Class C               $0.87               4.1

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. Cumulative total returns do not take into account sales charges. Average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a six-year declining contingent deferred sales charge of 5%, 4% 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

2Inception dates: 1/22/90 Class A shares; 3/25/82 Class B shares; 8/1/94 Class C shares.

3Lipper average returns are for the 58 funds in the U.S. Mortgage fund category for one year, 22 for five years, 12 for ten years and three since inception.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, individual bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Barbara  L. Kenworthy, Fund Manager                       (PICTURE)

Portfolio
Manager's Report

The Fund currently invests primarily in mortgage backed securities. The Fund may also invest in other U.S. government obligations, corporate bonds, notes and debentures and high quality money market instruments. The
Fund's credit quality is investment grade and its effective maturity is generally in the intermediate-term range.

Strategy Session.
Interest rates fell steadily in 1995, touching their lowest point in two years. Generally, falling interest rates are good for bonds because when interest rates decline, bond prices rise.

When interest rates fall, however, mortgage backed securities investors face a unique concern: "prepayment risk." Prepayment risk is the danger that homeowners will refinance their existing mortgages at lower interest rates to lower their mortgage payments. When this happens, mortgage backed securities investors lose the income from these prepaid mortgages and are forced to reinvest at lower interest rates. Even if widespread refinancing does not occur, mere speculation about prepayment risk can diminish the value of mortgage backed securities -- and of mortgage mutual fund shares.

Under normal conditions, your Fund must always have at least 65% of its assets invested in mortgage backed securities, but we may invest in other types of government bonds. In the first half of 1995, when we saw interest rates falling, we maintained our minimum requirement of mortgage backed securities and invested the rest in U.S. Treasury and government agency bonds, which have more appreciation potential when interest rates fall. In September, when interest rates appeared to reach a stable range, we bought traditional mortgage backed securities again because they were attractively priced and we thought more stable rates would abate prepayment fears. At year end, mortgage backed securities were 90.7 % of the Fund's total net assets.

Sector Breakdown.
Prudential Mortgage Income Fund
as of 12/31/95.
(PIE CHART)

About Your Dividend.
Falling interest rates present bond fund managers with a dilemma: accept the lower yields paid by high quality bonds or introduce more risk to a portfolio to maintain the dividend rate.The latter is something we are not permitted to do. While we seek to pay a level monthly dividend of net investment income -- and paid a level dividend for the past 26 months -- lower interest rates have required us to lower the dividend rate. The first dividend payment using the new rates was on January 19, 1996:

Monthly Dividend Per Share
                     Old         New
Class A:           $0.0800     $0.0750
Class B:           $0.0725     $0.0675
Class C:           $0.0725     $0.0675

These rates are subject to change again in response to market conditions.

What Went Well.
Falling interest rates helped boost your Fund's total return. While our overall performance this year could have been better, there were some bright spots.

Changed Policies
Gave Us Flexibility.
In August, you voted to allow us to invest in a broader selection of mortgage instruments issued by agencies other than GNMA and by non-agency private issuers. This flexibility enabled us to invest in more commercial mortgages, agency paper and other pass-through securities, which at times are more attractive areas in the mortgage market.

A Strong December.
Most bond sectors performed well when interest rates fell in November but mortgage backed securities were tethered by prepayment fears. In December, mortgage backed securities caught up, benefitting your Fund.

And Not So Well.

We Missed Bond Rallies.
Because we didn't extend your Fund's duration aggressively enough, we didn't achieve the price gains we could have when interest rates (and bond yields) dipped this year, especially late this fall. Duration is a statistical measure of a fund's potential price movement in response to changing interest rates. The longer a fund's duration, the more likely it is to perform well when interest rates come down as they did this fall. If our duration had been longer, we would have generated a higher total return for you. The Fund's duration was 3.3 years on December 31, 1995.

Looking Ahead.
Our outlook for bonds is positive. In the new year, we think interest rates will continue to fall, inflation will stay at low levels and economic growth, while slow, will remain positive. Interest rates could drop a little further during the year and bond yields may hover around 5.75% to 5.50% (plus or minus 0.25%). However, we may have some price volatility if the federal budget negotiations do not proceed well. We expect U.S. Treasury securities and investment grade corporate bonds to be the better performing bond sectors again in 1996.

The outlook for mortgage backed securities really depends on what interest rates do. Traditionally, stable interest rates are good for mortgage backed securities because investors stop worrying about prepayments. Additionally, mortgage backed securities tend to offer better yields than U.S. Treasurys and have shorter durations. This means that if interest rates creep somewhat upward, mortgage backed securities may perform better than U.S. Treasurys. If rates trend lower, though, mortgage backed securities will likely continue to underperform.

We think that mortgage backed securities will offer attractive yields, but generating competitive total return may be more difficult. The possibility of price volatility, especially in this election year, makes portfolio diversification increasingly important.

Credit Quality.
Prudential Mortgage Income Fund.
Expressed as a percentage of investments as of 12/31/95.
(PIE CHART)

President's Letter                                      February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments
as of December 31, 1995      PRUDENTIAL MORTGAGE INCOME FUND, INC.*
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
LONG-TERM INVESTMENTS--99.0%
     ------------------------------------------------------------
U.S. Government Agency Mortgage
Pass-Through Obligations--18.5%
             Federal National Mortgage
               Association,
 $      10   7.00%, 4/01/08                         $      10,325
    31,479   7.50%, 5/01/24 - 9/01/25                  32,270,806
     9,173   8.00%, 10/01/24 - 9/01/25                  9,503,883
                                                    -------------
             Total U.S. government agency
               mortgage
               pass-through obligations
               (cost $40,930,159)                      41,785,014
                                                    -------------
------------------------------------------------------------
Mortgage-Related Securities--72.2%
             Government National Mortgage
               Association,
    67,270   7.00%, 7/15/22 - 8/15/24                  68,342,047
    27,553   7.50%, 7/15/07 - 6/15/25                  28,465,992
    41,553   8.00%, 2/15/04 - 11/15/25                 43,380,066
    21,046   9.00%, 4/15/01 - 4/15/25                  22,406,625
                                                    -------------
             Total mortgage-related securities
               (cost $153,050,278)                    162,594,730
                                                    -------------
------------------------------------------------------------
Collateralized Mortgage Obligation--2.7%
             Greenwich Capital Acceptance, Inc.,
    62,623   2.24%, 1/25/24, (Interest only)            2,074,384
             Structured Asset Securities Corp.,
     4,000   7.375%, 9/25/24                            3,945,000
                                                    -------------
             Total collateralized mortgage
               obligations
               (cost $8,730,593)                        6,019,384
                                                    -------------
U.S. Government Obligations--5.6%
             United States Treasury Bonds,
    $2,500   6.875%, 8/15/25                        $   2,819,525
     4,000   10.75%, 2/15/03                            5,219,360
             United States Treasury Notes,
     4,000   7.50%, 2/15/05                             4,533,760
                                                    -------------
             Total U.S. government obligations
               (cost $12,263,281)                      12,572,645
                                                    -------------
             Total long-term investments
               (cost $214,974,311)                    222,971,773
                                                    -------------
SHORT-TERM INVESTMENTS--0.8%
------------------------------------------------------------
Repurchase Agreement--0.8%
             Joint Repurchase Agreement Account,
     1,814   5.85%, 1/02/96 (Note 5)
             (cost $1,814,000)                          1,814,000
                                                    -------------
------------------------------------------------------------
Total Investments--99.8%
             (cost $216,788,311; Note 4)              224,785,773
             Other assets in excess of
               liabilities--0.2%                          514,708
                                                    -------------
             Net Assets--100%                       $ 225,300,481
                                                    -------------
                                                    -------------

--------------------------------------------------------------------------------
*See Page 6
See Notes to Financial Statements.
                                                                         3 -----

Statement of Assets and Liabilities       PRUDENTIAL MORTGAGE INCOME FUND, INC.*
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$216,788,311)...............................................................
     $ 224,785,773
Cash.........................................................................
 ...........................               28,158
Interest
receivable...................................................................
 ..................            1,713,861
Receivable for Fund shares
sold.........................................................................
             84,128
Deferred expenses and other
assets......................................................................
             6,130

                               -----------------
   Total
assets.......................................................................
 ..................          226,618,050

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
            507,751
Dividends
payable......................................................................
 .................              352,828
Accrued
expenses.....................................................................
 ...................              246,608
Due to
Manager......................................................................
 ....................               95,637
Due to
Distributor..................................................................
 ....................               93,385
Deferred directors
fees.........................................................................
 ........               21,360

                               -----------------
   Total
liabilities..................................................................
 ..................            1,317,569

                               -----------------
Net
Assets.......................................................................
 .......................        $ 225,300,481

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $     154,474
   Paid-in capital in excess of
par.....................................................................
   241,474,544

                               -----------------

                                   241,629,018
   Undistributed net investment
income..................................................................
       742,368
   Accumulated net realized loss on
investments.........................................................
(25,068,367)
   Net unrealized appreciation on
investments...........................................................
   7,997,462

                               -----------------
Net assets, December 31,
1995...........................................................................
      $ 225,300,481

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($99,182,844 / 6,790,320 shares of common stock issued and
outstanding)...........................                 $14.61
   Maximum sales charge (4% of offering
price)..........................................................
   .61
   Maximum offering price to
public.....................................................................
           $15.22
Class B:
   Net asset value, offering price and redemption price per share
      ($125,462,863 / 8,612,143 shares of common stock issued and
outstanding)..........................               $14.57
Class C:
   Net asset value, offering price and redemption price per share
      ($654,774 / 44,945 shares of common stock issued and
outstanding).................................               $14.57

--------------------------------------------------------------------------------
                                                  *See Page 6
                                              See Notes to Financial Statements.
-----                                  4

PRUDENTIAL MORTGAGE INCOME FUND, INC.*
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Investment Income                              December 31, 1995
                                               -----------------
Income
   Interest.................................     $  18,147,455
                                               -----------------
Expenses
   Distribution fee--Class A................           136,281
   Distribution fee--Class B................         1,097,175
   Distribution fee--Class C................             4,491
   Management fee...........................         1,188,713
   Transfer agent's fees and expenses.......           523,000
   Custodian's fees and expenses............           456,000
   Reports to shareholders..................           219,000
   Registration fees........................            77,000
   Franchise taxes..........................            56,000
   Audit fee and expenses...................            54,000
   Directors' fees and expenses.............            47,000
   Legal fees and expenses..................            35,000
   Miscellaneous............................            16,300
                                               -----------------
      Total expenses........................         3,909,960
                                               -----------------
Net investment income.......................        14,237,495
                                               -----------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................         4,861,866
Net change in unrealized appreciation of
   investments..............................        14,956,033
                                               -----------------
Net gain on investments.....................        19,817,899
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................     $  34,055,394
                                               -----------------
                                               -----------------

PRUDENTIAL MORTGAGE INCOME FUND, INC.*
Statement of Changes in Net Assets

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1995            1994
                                    ------------    ------------
Operations
   Net investment income..........  $ 14,237,495    $ 16,926,800
   Net realized gain (loss) on
      investments.................     4,861,866     (18,606,161)
   Net change in unrealized
      appreciation-depreciation of
      investments.................    14,956,033      (6,286,536)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    34,055,394      (7,965,897)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,693,222)       (634,109)
      Class B.....................    (8,509,991)    (16,282,437)
      Class C.....................       (34,282)        (10,254)
                                    ------------    ------------
                                     (14,237,495)    (16,926,800)
                                    ------------    ------------
   Dividends to shareholders in
      excess of net investment
      income
      Class A.....................      (460,031)             --
      Class B.....................      (480,301)             --
      Class C.....................        (2,442)             --
                                    ------------    ------------
                                        (942,774)             --
                                    ------------    ------------
   Tax return of capital
      distributions
      Class A.....................            --         (37,535)
      Class B.....................            --      (1,004,614)
      Class C.....................            --          (1,833)
                                    ------------    ------------
                                              --      (1,043,982)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold......    12,534,281      27,166,084
   Net asset value of shares
      issued in reinvestment of
      dividends...................     8,784,795      10,985,801
   Cost of shares reacquired......   (69,607,739)    (87,764,556)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (48,288,663)    (49,612,671)
                                    ------------    ------------
Total decrease....................   (29,413,538)    (75,549,350)
Net Assets
Beginning of period...............   254,714,019     330,263,369
                                    ------------    ------------
End of period.....................  $225,300,481    $254,714,019
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
*See Page 6
See Notes to Financial Statements.
                                                                         5 -----

Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued
or
guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region. The Fund changed its name from the Prudential GNMA Fund, Inc. to the Prudential Mortgage Income Fund, Inc., effective August 16, 1995.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital and
--------------------------------------------------------------------------------
-----                                  6
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
increase undistributed net investment income by $621,652 for the year ended December 31, 1995. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $37,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI advised the Fund that for the year ended December 31, 1995, it received approximately $502,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of approximately $347,000 for the services of PMFS. As of December 31, 1995, approximately $27,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1995 aggregated $455,588,225 and $504,223,671, respectively.
The cost basis of investments for federal income tax purposes is substantially the same as the basis for financial reporting purposes and, accordingly, as of December 31, 1995 net unrealized appreciation of investments for federal income tax purposes was $7,997,462 (gross unrealized appreciation--$10,999,191; gross unrealized depreciation--$3,001,729).
The Fund had a capital loss carryforward as of December 31, 1995 of approximately $25,068,500 of which $3,126,000 expires in 1996, $3,073,700 expires in 1997, $2,647,800 expires in 1998 and $16,221,000 expires in 2002.
Such carryforward is after utilization of approximately $2,476,540 of net taxable gains realized and recognized during the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily
--------------------------------------------------------------------------------
                                                                         7 -----
Notes to Financial Statements              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1995, the Fund has a 0.2% undivided interest in the joint account. The undivided interest for the Fund represents $1,814,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest is $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest is $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278 due 1/2/96. The value of the collateral including accrued interest is $372,300,053.
Morgan Stanley & Co. Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest is $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest is $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into three classes, designated Class A, Class B and Class C.
Transactions in shares of common stock were as follows:

Class A                                 Shares        Amount
------------------------------------  ----------   -------------
Year ended December 31, 1995:
Shares sold.........................     232,288   $   3,271,412
Shares issued in reinvestment of
  dividends and distributions.......     278,118       3,964,381
Shares reacquired...................  (2,365,659)  $ (33,244,174)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1.855,253)    (26,008,381)
Shares issued upon conversion from
  Class B...........................   7,996,682     110,374,476
                                      ----------   -------------
Net increase in shares
  outstanding.......................   6,141,429   $  84,366,095
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1994:
Shares sold.........................     160,285   $   2,252,534
Shares issued in reinvestment of
  dividends and distributions.......      23,025         322,132
Shares reacquired...................    (271,037)     (3,788,946)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (87,727)  $  (1,214,280)
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended December 31, 1995:
Shares sold.........................     649,378   $   9,115,051
Shares issued in reinvestment of
  dividends and distributions.......     341,323       4,813,667
Shares reacquired...................  (2,581,546)    (36,305,288)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,590,845)    (22,376,570)
Shares reacquired upon conversion
  into Class A......................  (8,019,907)   (110,374,476)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (9,610,752)  $(132,751,046)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1994:
Shares sold.........................   1,730,458   $  24,377,281
Shares issued in reinvestment of
  dividends and distributions.......     764,245      10,662,126
Shares reacquired...................  (5,988,535)    (83,970,630)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (3,493,832)  $ (48,931,223)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended December 31, 1995:
Shares sold.........................      10,317   $     147,818
Shares issued in reinvestment of
  dividends and distributions.......         475           6,747
Shares reacquired...................      (4,061)        (58,277)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       6,731   $      96,288
                                      ----------   -------------
                                      ----------   -------------
August 1, 1994* through
  December 31, 1994:
Shares sold.........................      38,470   $     536,269
Shares issued in reinvestment of
  dividends and distributions.......         114           1,543
Shares reacquired...................        (370)         (4,980)
                                      ----------   -------------
Net increase in shares
  outstanding.......................      38,214   $     532,832
                                      ----------   -------------
                                      ----------   -------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
-----                                  8

Financial Highlights                      PRUDENTIAL MORTGAGE INCOME FUND, INC.*
--------------------------------------------------------------------------------

                                                                         Class
A

--------------------------------------------------------
                                                                 Year Ended
December 31,

--------------------------------------------------------
                                                    1995          1994
1993        1992       1991
                                                 -----------     ------
-------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   13.50      $14.75     $
15.07     $15.30     $14.84
                                                 -----------     ------
-------     ------     ------
Income from investment operations
Net investment income.........................          .89         .90
 .95       1.10       1.14
Net realized and unrealized gain (loss) on
   investment transactions....................         1.18       (1.19)
(.21)      (.15)       .61
                                                 -----------     ------
-------     ------     ------
   Total from investment operations...........         2.07        (.29)
 .74        .95       1.75
                                                 -----------     ------
-------     ------     ------
Less distributions
Dividends to shareholders from net investment
   income.....................................         (.89)       (.90)
(.95)     (1.10)     (1.14)
Dividends to shareholders in excess of net
   investment income..........................         (.07)         --
(.11)      (.08)      (.15)
   Tax return of capital distributions........           --        (.06)
  --         --         --
                                                 -----------     ------
-------     ------     ------
   Total distributions........................         (.96)       (.96)
(1.06)     (1.18)     (1.29)
                                                 -----------     ------
-------     ------     ------
Net asset value, end of period................    $   14.61      $13.50     $
14.75     $15.07     $15.30
                                                 -----------     ------
-------     ------     ------
                                                 -----------     ------
-------     ------     ------
TOTAL RETURN(a):..............................        15.53%      (2.01)%
4.97%      6.42%     12.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............      $99,183      $8,762
$10,863     $9,045     $6,268
Average net assets (000)......................      $90,854      $9,874
$10,199     $6,651     $3,035
Ratios to average net assets:
   Expenses, including distribution fees......         1.27%       1.13%
1.00%      1.00%      1.11%
   Expenses, excluding distribution fees......         1.12%        .98%
 .85%       .85%       .96%
   Net investment income......................         6.27%       6.42%
6.42%      7.26%      7.81%
Portfolio turnover............................          193%        560%
 134%        33%       118%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
*See Page 6
See Notes to Financial Statements.
                                                                         9 -----

Financial Highlights                      PRUDENTIAL MORTGAGE INCOME FUND, INC.*
--------------------------------------------------------------------------------

                                         Class C

Class B                                  ------------

----------------------------------------------------------------
                                                                     Year Ended
December 31,                           Year Ended

----------------------------------------------------------------     December
31,
                                                     1995           1994
  1993         1992         1991           1995
                                                 ------------     --------
--------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  13.47       $  14.71
$  15.04     $  15.27     $  14.81       $  13.47
                                                 ------------     --------
--------     --------     --------       --------
Income from investment operations
Net investment income.........................          .82            .82
     .87         1.02         1.06            .81
Net realized and unrealized gain (loss) on
   investment transactions....................         1.15          (1.19)
    (.23)        (.16)         .60           1.16
                                                 ------------     --------
--------     --------     --------       --------
   Total from investment operations...........         1.97           (.37)
     .64          .86         1.66           1.97
                                                 ------------     --------
--------     --------     --------       --------
Less distributions
Dividends to shareholders from net investment
   income.....................................         (.82)          (.82)
    (.87)       (1.02)       (1.06)          (.81)
Dividends to shareholders in excess of net
   investment income..........................         (.05)            --
    (.10)        (.07)        (.14)          (.06)
Tax return of capital distributions...........           --           (.05)
      --           --           --             --
                                                 ------------     --------
--------     --------     --------       --------
   Total distributions........................         (.87)          (.87)
    (.97)       (1.09)       (1.20)          (.87)
                                                 ------------     --------
--------     --------     --------       --------
Net asset value, end of period................     $  14.57       $  13.47
$  14.71     $  15.04     $  15.27       $  14.57
                                                 ------------     --------
--------     --------     --------       --------
                                                 ------------     --------
--------     --------     --------       --------
TOTAL RETURN(b):                                      14.78%         (2.57)%
    4.29%        5.80%       11.82%         14.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............     $125,463       $245,437
$319,401     $325,969     $272,661           $655
Average net assets (000)......................     $146,290       $279,946
$332,731     $295,255     $243,749           $599
Ratios to average net assets:
   Expenses, including distribution fees......         1.87%          1.73%
    1.60%        1.60%        1.71%          1.87%
   Expenses, excluding distribution fees......         1.12%           .98%
     .85%         .85%         .96%          1.12%
   Net investment income......................         5.82%          5.82%
    5.82%        6.66%        7.21%          5.72%
Portfolio turnover............................          193%           560%
     134%          33%         118%           193%

                                                 August 1,
                                                  through
                                                December 31,
                                                    1994
                                                ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  14.01
                                                    ------

Income from investment operations
Net investment income.........................         .30
Net realized and unrealized gain (loss) on
   investment transactions....................        (.49)
                                                    ------

   Total from investment operations...........        (.19)
                                                    ------

Less distributions
Dividends to shareholders from net investment
   income.....................................        (.30)
Dividends to shareholders in excess of net
   investment income..........................          --
Tax return of capital distributions...........        (.05)
                                                    ------

   Total distributions........................        (.35)
                                                    ------

Net asset value, end of period................    $  13.47
                                                    ------
                                                    ------

TOTAL RETURN(b):                                     (1.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of period (000)...............        $515
Average net assets (000)......................        $460
Ratios to average net assets:
   Expenses, including distribution fees......        1.82%(a)
   Expenses, excluding distribution fees......        1.08%(a)
   Net investment income......................        5.32%
Portfolio turnover............................         560%

---------------
 (a) Annualized.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                                 *See Page 6.
                                              See Notes to Financial Statements.
-----                                  10

Report of Independent Accountants         PRUDENTIAL MORTGAGE INCOME FUND, INC.*
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
Prudential Mortgage Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Mortgage Income Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 26, 1996
Tax Information                           PRUDENTIAL MORTGAGE INCOME FUND, INC.*
--------------------------------------------------------------------------------
We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
*See Page 6
See Notes to Financial Statements.
                                                                        11 -----

Getting
The Most
From Your
Prudential
Mutual
Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity.
The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe
the difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

--Prudential Mortgage Income Fund, Inc.   ==Salomon Bros. Mortgage Index

The Prudential Mortgage Income Fund, Inc. and the Salomon Bros.
Mortgage-backed Securities Index: Comparing a $10,000 Investment.

Average Annual
Total Returns
--------------------
With Sales Load
7.0% Since Inception
6.5% for 5 Years
10.9% for 1 Year
                                              Class A
                                              (GRAPH)
Without Sales Load
7.7% Since Inception
7.3% for 5 Years
15.5% for 1 Year


Average Annual
Total Returns
-----------------
With Sales Load
9.0% Since Inception
7.1% for 10 Years
6.5% for 5 Years
9.8% for 1 Year
                                              Class B
                                              (GRAPH)
Without Sales Load
9.0% Since Inception
7.1% for 10 Years
6.7% for 5 Years
14.8% for 1 Year

Average Annual
Total Returns
-------------------
With Sales Load
9.2% Since Inception
13.8% for 1 Year
                                              Class C
                                              (GRAPH)
Without Sales Load
9.2% Since Inception
14.8% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Mortgage Income
Fund (Class A, Class B and Class C) with a similar investment in the Salomon Brothers Mortgage-backed Securities Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Salomon Bros. Mortgage-backed Securities Index is a weighted index comprised of fixed-rate mortgage securities issued or backed by mortgage pools of GNMA, FNMA and FHLMC. The Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Salomon Bros. Mortgage-backed Securities Index is not the only index that may be used to characterize performance of mortgage backed securities and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743915209  MF102E
743915100  Cat. #44400Q3
743915308